Exhibit 10.7

Amendment 1 to Payplant Client Agreement

This Payplant Client Agreement (this “Agreement”) signed as of August 14, 2017 and entered into by and among (1) Inpixon, a Nevada corporation (“Inpixon”), with offices at 2479 East Bayshore Road, Suite 195, Palo Alto, CA 94303, Inpixon USA, a California corporation (“IUSA”), which was merged with and into Sysorex, Inc., a Nevada corporation (“Sysorex”) on July 26, 2018, with offices at 2355 Dulles Corner Boulevard, Suite 600, Herndon, VA 20171, and Sysorex Government Services, Inc., a Virginia corporation(“SGS”), with offices at 2355 Dulles Corner Boulevard, Suite 600, Herndon, VA 20171, and (2) Payplant LLC, a Delaware Limited Liability company, with an address of 2625 Middlefield Road #595, Palo Alto, CA 94306, is hereby amended as follows:

1.	Sysorex, as successor-in-interest to IUSA, and SGS are no longer party to this Agreement, while Inpixon remains a party to this Agreement.
2.	Henceforth, the term “Client” as used in this Agreement only refers to Inpixon.
3.	Sysorex and SGS are hereby released from any and all obligations and liabilities arising under this Agreement whether previously in existence, now existing or hereafter arising.

Sysorex and SGS are deemed to be third party beneficiaries of this Amendment 1 to Payplant Client Agreement (this “Amendment”) and this Amendment may not be further amended or rescinded without the prior written consent of Sysorex and SGS.

IN WITNESS WHEREOF, this Amendment 1 to Payplant Client Agreement has been executed as of August 31, 2018.

Payplant LLC, a Delaware limited liability company

Signature:	/s/ Neerav Berry
	Name:	Neerav Berry
	Title:	CEO & Co-Founder
	Date:	8/30/18

CLIENT:
Inpixon, a Nevada corporation

Signature:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	CEO
	Date:	8-29-18

Agreed and Consented to:
Sysorex, Inc., a Nevada corporation

Signature:	/s/ Zaman Khan
	Name:	Zaman Khan
	Title:	CEO
	Date:	8-29-18

Sysorex Government Services, Inc., a Virginia corporation

Signature:	/s/ Zaman Khan
	Name:	Zaman Khan
	Title:	CEO
	Date:	8-29-18